                                                                    EXHIBIT 99.2

                 AMENDED WRITTEN PLAN FOR TRADING OF SECURITIES

Client Name:  Vivian Vitale

Account Number:
                 ---------------------------------------------

Date:  May 14, 2003

1. This form constitutes a written plan (the "Plan") for the trading of securities by the undersigned for the purpose of satisfying the affirmative defense set forth in Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"). The undersigned certifies that he or she is familiar with Rule 10b5-1 and has obtained such legal or other advice as the undersigned deems appropriate regarding the Rule.

2. The undersigned hereby authorizes Lehman Brothers Inc. ("Lehman") to execute transaction(s) on behalf of the undersigned in accordance with the following terms:

         Type of transaction(s):    [ ] Purchase     X Sale      [ ]  Derivative

         Name of issuer (the "Issuer") and class of security (the "Security") subject to the Plan: _______________

         RSA Security, Inc. Option to purchase common stock_____________________

         Name of principal market or exchange for the Securities (the "Exchange"): _______________________________

         NASDAQ_________________________________________________________________

         Aggregate amount of Security covered by the Plan (specified in terms of number of shares or other securities or a specified dollar value of securities (after deducting commissions)) (the "Aggregate Share Number" or "Aggregate Amount", as applicable): ________________________________

        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
               Date             Grant #         # Of Shares         Price       Vesting Schedule    #Vested to Date
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        1/06/99             98-21 NQ          37,500            17.25           Quarterly from     35,156
                                                                                date of grant
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        6/18/02             R98-1491 NQ       67,500             4.42           Quarterly from     21,094
                                                                                date of grant
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        6/18/02             R98-314 NQ        22,500             4.42           Quarterly from     7, 031
                                                                                date of grant
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        6/18/02             R98-291 NQ        67,500             4.42           Quarterly from     21,094
                                                                                date of grant
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        7/10/02             94-1031 ISO       93,006             4.04           25% vested on      0
                                                                                1st anniversary
                                                                                of date of grant
                                                                                quarterly
                                                                                thereafter
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------
        7/10/02             94-1031A NQ        6,994             4.04           25% vested on      0
                                                                                1st anniversary
                                                                                of date of grant
                                                                                quarterly
                                                                                thereafter
        ------------------- ----------------- ----------------- --------------- ------------------ ------------------

         Type of order(s) (specified in terms of market orders or limit orders) and, if applicable, limit price: See below_____________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________


         Commission Charge: ____________________________________________________

         Identify date or dates no earlier than two weeks following the date of the Plan (each a "Trade Date") (and, if applicable, times) orders specified above are to be in force; if multiple orders, specify amount of Security (specified in terms of number of shares or other securities or a specified dollar value of securities (after deducting commissions)) subject to each order (for each order, the "Trade Share Number" or "Trade Amount", as applicable); if derivative transaction(s), all parameters of the derivative transaction(s) must be set out below or in an attached schedule and the undersigned must enter into a confirmation setting forth such terms prior to the commencement of the Plan:

         Effective July 14, 2003, the "Effective Date", for the period (1) commencing on the date three days after RSA announces its earnings results for the prior quarter, and (2) ending on the last day of the second month of each such quarter (e.g. February, May, August and November), I want to simultaneously exercise and sell the following:

         A. With respect to grant 98-21 NQ, sell 100% of all vested shares if the market price of RSA Common Stock is greater than $17.25 per share.

         B. With respect to grant #'s R98-1491 NQ, R98-314NQ and R98-291 NQ, sell: (a) 50% of all vested shares with a market value of $5.00 or more above the option strike price; i.e. for any option priced at $4.42/share, please sell if the market price of share of RSA Common Stock is equal to or greater than $9.42/share; and (b) 100% of all vested shares with a market value of $8 or more above the strike price ($12.42).

         C. With respect to grant #94-1031 ISO and 94-1031A NQ, sell (a) 50% of all vested shares with a market value equal to or greater than $12.00 per share; 75% of all vested shares with a market value equat to or greater than $15.00 per share; and 100% of all vested shares with a market value equal to or greater than $20.00 per share.

         Additional instructions (e.g., sales should be made in accordance with the volume and manner of sale requirements of Rule 144 under the Securities Act of 1933 (the "Securities Act")): _______________________

         None___________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

3.       Additional Provisions:

(a) The undersigned understands that only freely transferable securities or securities ("Restricted Securities") currently eligible for resale under Rule 144 or Rule 145 under the Securities Act may be subject to the Plan. Accordingly, if the Plan covers sales, the undersigned represents that the Securities to be sold under the Plan are (check the applicable box):

     X owned free and clear by the undersigned and are not subject to any liens, claims, charges or other encumbrances or limitations on disposition.

    [ ] in the case of Restricted Securities, (i) owned free and clear by the undersigned and are not subject to any liens, claims, charges or other encumbrances or limitations on disposition other than the resale restrictions under Rule 144 or Rule 145 under the Securities Act and
         (ii) currently eligible for sale under Rule 144 or Rule 145.

(b) The undersigned shall provide to Lehman prior to the commencement of the execution of transactions under the Plan (i) a representation letter from the Issuer substantially in the form attached as Exhibit A and (ii) if Restricted Securities are to be sold under the Plan, a representation letter substantially in the form attached as Exhibit B-1 or Exhibit B-2, as applicable, in which case the undersigned shall comply with the provisions of such letter.

(c) The undersigned agrees to deposit in the undersigned's account with Lehman
(i) prior to the initial Trade Date, all Securities to be sold pursuant to the Plan (or, if an Aggregate Amount is specified, the undersigned's good faith estimate of the Securities to be so sold) and (ii) prior to the relevant Trade Date, any cash necessary to make purchases under the Plan. The undersigned acknowledges and agrees that any failure to make such a deposit may result in all or part of the Plan not being executed or the Plan being terminated.

(d) The undersigned directs Lehman to execute the orders specified in the Plan under ordinary principles of best execution. If, consistent with ordinary principles of best execution or for any other reason (including a market disruption), Lehman does not execute an order for the full Trade Amount or Trade Share Number on any Trade Date, then the undersigned directs Lehman not to execute the amount of such shortfall.

(e) If any Trade Date is not an Exchange Business Day, such Trade Date shall be deemed to be the next succeeding Exchange Business Day, if any, during the term of the Plan. An "Exchange Business Day" is any day that the Exchange is open for business and the Securities trade regular way thereon.

(f) Any fractional number of Securities pursuant to the Plan will be rounded down to the closest whole number. The Aggregate Share Number, the Trade Share Number and the limit prices, if applicable, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Securities or any change in capitalization with respect to the Issuer that occurs during the term of the Plan.

(g) The undersigned acknowledges and agrees that Lehman may elect not to sell Securities pursuant to the Plan at any time when (i) Lehman, in its sole discretion, has determined that a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity has occurred or (ii) Lehman, in its sole discretion, has determined that it is prohibited from doing so by a legal, regulatory, contractual or other restriction applicable to it or its affiliates or to the undersigned or the undersigned's affiliates.

(h) The Plan shall terminate on the earliest to occur of (i) the first anniversary of the Effective Date, (ii) the date on which Lehman receives notice of the death of the undersigned or the commencement of any proceedings in respect of or triggered by the undersigned's bankruptcy or insolvency, (iii) the date that the Issuer or any other person publicly announces a tender or exchange offer with respect to the Securities, (iv) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Securities are to be exchanged or converted into securities of another company, (v) the date of public announcement of the voluntary or involuntary liquidation, bankruptcy, insolvency, or nationalization of, or any analogous proceeding affecting, the Issuer, and (vi) the fifth Exchange Business Day after the undersigned, or the first Exchange Business Day after Lehman, notifies the other in writing that the Plan shall terminate.

(i) The undersigned certifies that he or she is not in possession of any material non-public information with respect to the Issuer. "Material" information for these purposes is any information to which an investor would reasonably attach importance in reaching a decision to buy, sell or hold securities of the Issuer. The undersigned agrees not to communicate, directly or indirectly, any material non-public information relating to the Securities or the Issuer to any employee of Lehman or its affiliates who is involved, directly or indirectly, in executing the Plan at any time while the Plan is in effect. The undersigned acknowledges that Lehman and its affiliates may from time to time possess material non-public information relating to the Securities or the Issuer and are under no obligation to disclose that information to the undersigned.

(j) The undersigned certifies that the Plan does not violate or conflict with any law, regulation, employment plan, policy, contract, judgment, order, decree or undertaking applicable to the undersigned or to which the undersigned is a party. The undersigned agrees to notify Lehman in writing if he or she becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, employment plan, policy, contract, judgment, order, decree or undertaking. The undersigned further certifies that any consents required to be obtained with respect to the Plan under any such law, regulation, plan, policy, contract, judgment, order, decree or undertaking have been obtained and are in full force and effect and that all conditions of any such consents have been complied with. The undersigned acknowledges that he or she is solely responsible for making any necessary disclosures under and otherwise complying with Rule 144 under the Securities Act, Sections 13 and 16 of the Exchange Act and other applicable law. The undersigned acknowledges that neither Lehman nor any of its affiliates has advised the undersigned with respect to any legal, regulatory, tax, accounting or economic consequences arising from the Plan or any transactions under the Plan.

(k) The undersigned acknowledges that this Amended Plan supersedes her written Plan for Trading of Securities, dated as of November 10, 2002, (the "Original Plan"), and that the Original Plan is immediately terminated and of no further force and effect. The undersigned certifies that the Plan is being entered into in good faith and is not part of a plan or scheme to evade the prohibitions of Rule 10b5-1. While the Plan is in effect, the undersigned agrees not to enter into or alter any corresponding or hedging transaction or position with respect to the Securities covered by the Plan and agrees not to alter (except as provided in paragraph (p) below) or deviate from, or attempt to exercise any influence over how, when or whether transactions are executed pursuant to, the terms of the Plan. While the Plan is in effect, the undersigned further agrees not to (i) enter into a binding contract with respect to the purchase or sale of Securities with another broker, dealer or financial institution (each, a "Financial Institution"), (ii) instruct another Financial Institution to purchase or sell Securities or (iii) adopt a Plan for trading with respect to Securities other than the Plan, the Company's Employee Stock Purchase Plan, or any purchase of the Company's securities made pursuant to a stock accumulation program for senor management implemented by the Company. In addition, the undersigned represents that except for the Original Plan, no such contract, instruction or plan is currently in effect.

(l) The undersigned shall indemnify Lehman from any losses arising from Lehman's performance of this Plan. For purposes of this Agreement, the term "losses" shall mean monetary damages for which a court or regulatory agency of competent jurisdiction has found Lehman finally liable, after all appeals have been exhausted, but which shall in no event exceed an amount equal to the proceeds received by the undersigned in connection with exercises of stock options pursuant to this Plan. Notwithstanding the foregoing, "losses" shall not include Lehman's attorneys fees, and Lehman may not settle any action for which it will claim indemnification without the undersigned's prior written consent.

(m) Notwithstanding any other provision hereof, Lehman shall not be liable to the undersigned for (i) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen or (ii) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as "acts of God".

(n) The undersigned acknowledges and agrees that the Plan is a "securities contract," as such term is defined in Section 741(7) of Title 11 of the United States Code (the "Bankruptcy Code"), entitled to all of the protections given such contracts under the Bankruptcy Code.

(o) Lehman shall provide notice of any sale under this plan both by telephone and email to the undersigned and RSA Security of any sale under this plan to the following within eight hours of completion of such sale:

     o    Vivian Vitale - phone 781-515-5463; email: vvitale@rsasecurity.com

     o    Margaret Seif - phone (781)515-5403; email: mseif@rsasecurity.com

     o    Kathryn Leach - phone (781)515-5422; email: kleach@rsasecurity.com

     o    Chris Dollase - phone (781) 515-5507; email: cdollase@rsasecurity.com

 (p) The Plan shall be governed by and construed in accordance with the laws of the State of New York and may be modified or amended only by a writing signed by the undersigned and Lehman. Any modification or amendment by the undersigned further requires (i) the written consent of Lehman, which consent shall specify the effective date of the modified or amended Plan; (ii) a representation letter from the Issuer substantially in the form attached as Exhibit A; (iii) (1) a certificate signed by the undersigned certifying that the representations and warranties in this Plan are true and correct at and as of the date of such certificate as if made at and as of such date or (2) the execution of a new Plan, as determined by Lehman; and (iv) if Restricted Securities are to be sold under the Plan, a representation letter substantially in the form attached as Exhibit B-1 or Exhibit B-2, as applicable, in which case the undersigned shall comply with the provisions of such letter. The undersigned acknowledges that terminations of, or modifications or amendments to, a trading plan may affect the undersigned's ability to rely on Rule 10b5-1. The undersigned may not assign the undersigned's rights or obligations under the Plan without the written permission of Lehman and any such assignment without such permission shall be void. The Plan shall be subject to the terms and conditions of the undersigned's account agreement with Lehman and, in the event of any inconsistency, the account agreement shall prevail. Subject to the preceding sentence, the Plan constitutes the entire agreement between the undersigned and Lehman with respect to the Plan and supersedes any prior agreements or understandings with regard to the Plan.

(q) Lehman will provide written confirmation to the Issuer (I) promptly following each transaction made under the plan, (ii) promptly upon any termination of the plan, and (iii) in advance of any proposed modification, amendment, or suspension of the plan.



/s/Vivian M. Vitale                                                     5/14/03
---------------------------
Vivian Vitale                                                           Date

                    Exhibit A - Issuer Representation Letter

1. RSA Security Inc. (the "Issuer") represents that it has approved the Written Plan For Trading of Securities (the "Plan"), dated May 14, 2003, established by Vivian M. Vitale (the "Client") with Lehman Brothers Inc. ("Lehman") relating to the Common Stock of the Issuer (the "Securities").

2. The Issuer represents that (i) the Plan does not violate or conflict with the Issuer's insider trading or other employee policies and procedures,
(ii) to the best of the Issuer's knowledge, there are no legal, regulatory, contractual or other restrictions applicable to the Client or the Client's affiliates that would prohibit or limit the Client from either entering into the Plan or any transaction pursuant to the Plan and (iii) the Client has not entered into any other plan for trading with respect to Securities other than the Plan.

3. If legended Securities are to be sold in compliance with Rule 144 or Rule 145 under the Securities Act of 1933 pursuant to the Plan, the Issuer hereby agrees to delegend such Securities promptly after receiving a copy of the seller representation letter required by the Plan and Lehman's customary broker's representation letter.

4. The Issuer acknowledges that Lehman has no liability or responsibility to the Issuer for ensuring that the Plan complies or continues to comply with the Issuer's insider trading or other employee policies and procedures.



Dated:  May 14, 2003

Issuer Signature:  /s/Kathryn L. Leach
                 -----------------------
Signed By: Kathryn L. Leach
    Title: Assistant Secretary and Assistant General Counsel

              Exhibit B-1 - Rule 144 Seller's Representation Letter

                                                              ====================================================================
LEHMAN BROTHERS                                               RULE 144
                                                              SELLER'S REPRESENTATION
                                                              --------------------------------------------------------------------
                                                              Issuer's Name

                                                              --------------------------------------------------------------------
TO: LEHMAN BROTHERS INC.                                      Quantity to be Sold                 Class (e.g., common, preferred)
ATTENTION:

                                                                                       Shares
                                                              ----------------------------------- --------------------------------

In reliance on Rule 144 under the Securities Act of 1933, I propose to sell, pursuant to a Written Plan for Trading of Securities, dated ___________ __, ___ (the "Plan"), the above described securities ("Securities") of the above mentioned issuer ("Issuer") either through you as broker or to you as market maker (as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934). I have no present intention to sell additional securities of the Issuer through any other means.

I have not made and do not propose to make any payment in connection with the proposed sale, except the usual and customary broker's commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale; and I am either (a) an "affiliate of the Issuer", (b) proposing to sell "restricted securities" to or through you which were acquired and fully paid for more than one year ago, or (c) both (a) and (b).

I am not acting in concert with any other person in selling the Securities. Nor am I engaged in a plan with anyone else to dispose of the Securities.

The Securities I hereby propose to sell, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs
(a) and (e) of Rule 144 during the three months prior to the date of any sale under the Plan, do not and will not exceed the greater of either 1% of the outstanding shares of the Issuer, or the average weekly volume in the Securities for the past four full calendar weeks prior to the date of such sale (the applicable volume is that reported on all national securities exchanges and/or NASDAQ, whichever is applicable).

In the three months prior to the date of the first proposed sale under the Plan, I, together with any person whose sales must be aggregated with mine (check one):

         A.       ___      have not sold any securities of the Issuer; or

         B.       ___      have sold (quantity)                         shares of the (class)
                                                -----------------------                      ----------------------
                           securities of the Issuer.

In addition (check one):
         C.       ___      I have completed  Form 144 and have given it to you for  concurrent  filing with the SEC, and the primary exchange on which the Securities trade, if required; or

         D.       ___      I have filed Form 144 with the SEC, and the primary  exchange,  if  required,  under Rule
                           144 and herewith attach a true copy of the form which I have filed.

During the term of the Plan, I will not, nor will I permit any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 to, without your prior written consent, sell any securities of the Issuer to the extent such sales would be aggregated with sales pursuant to the Plan. To the extent required by Rule 144, each three months during the term of the Plan, I will complete Form 144 and either (i) give it to you for concurrent filing with the SEC, and the primary exchange on which the Securities trade, if required; or (ii) file the Form 144 with the SEC, and the primary exchange, if required, under Rule 144 and promptly provide you a true copy of the form which I have filed.

I do not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1) (i.e., that the Issuer has been subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the date of the first proposed sale under the Plan and has filed all the reports required to be filed thereunder during the 12 months preceding such date (or for such shorter period the Issuer was required to file such reports)). I agree promptly to notify you if I know or have any reason to believe the Issuer is not so current during the term of the Plan.

I am not aware of any facts or circumstances indicating that I am an "underwriter" of the Securities or that this sale is part of a "distribution" of the Securities as those terms are defined in or applied under the Securities Act of 1933.

I hereby authorize you, if you deem it necessary, to contact my attorney, (name and telephone number) __________________________________________________________
_________________________, the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby confirm that all of the information contained in this letter and in Form 144, if required, is true and correct, and can be relied on by you and the above persons. I also agree to notify you promptly of any changes in the facts set forth in this letter.

-----------------------------------------------------------------------------------------------------------
Print Name of Seller                              Very truly yours,

-----------------------------------------------------------------------------------------------------------
Account Number            Date                    Signature of Seller

-----------------------------------------------------------------------------------------------------------
                                                  Name of Seller


              Exhibit B-2 - Rule 145 Seller's Representation Letter

                                                                 ==================================================================
  LEHMAN BROTHERS                                                RULE 145
                                                                 SELLER'S REPRESENTATION
                                                                 ------------------------------------------------------------------
                                                                 Issuer's Name

                                                                 ------------------------------------------------------------------
  TO: LEHMAN BROTHERS INC.                                       Quantity to be Sold            Class (e.g., common, preferred)
  ATTENTION:

                                                                                    Shares
                                                                 ------------------------------------------------------------------

In reliance on Rule 145 under the Securities Act of 1933, I propose to sell, pursuant to a Written Plan for Trading of Securities, dated ___________ __, ___ (the "Plan"), through you as broker or to you as "market maker" (as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934) the above described securities ("Securities") of the above mentioned issuer ("Issuer"). I have no present intention to sell additional securities of the Issuer through any other means. I am not acting in concert with any other person in selling the Securities, nor am I engaged in a plan with anyone else to dispose of the Securities. With regard to this proposed sale, I make the following representations:

(Check 1, 2, 3 or 4, as applicable)

1.       ___      (a) I was an  affiliate of the  acquired  company and either am (i) an affiliate of the  acquiring company (the Issuer) or (ii) a  non-affiliate  of the Issuer and have  acquired and fully paid for the above securities less than one year ago.
                  (b) I have not made and do not propose to make any payment in connection with the proposed sale except the usual and customary broker's commissions or dealer's charges to you; I have not solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale, and I propose to sell the Securities through you as broker or to you as "market maker."
                  (c) The Securities that I hereby propose to sell, together with all sales made by me and by any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule
                      144 during the three months prior to the date of any sale under the Plan, do not and will not exceed the greater of either 1% of the outstanding shares of the Issuer, or the average weekly volume for the past four full calendar weeks prior to the date of such sale. (The applicable volume is that reported on all national securities exchanges and/or NASDAQ, whichever is applicable).
                      In the three months prior to the date of the first proposed sale under the Plan, I, together with any person whose sales must be aggregated with mine (check one):

                           (i)   ___    have not sold any securities of the Issuer, or
                           (ii)  ___    have sold (quantity)___________________ shares of (class)________________
                                        securities of the Issuer.

                      During the term of the Plan, I will not, nor will I permit any person whose sales must be aggregated with mine as provided in Paragraphs (a) and (e) of Rule 144 to, without your prior written consent, sell any securities of the Issuer to the extent such sales would be aggregated with sales pursuant to the Plan.

                  (d) I do not know or have any reason to believe that the Issuer is not current in its reports to the SEC as required by Rule 144(c)(1) (i.e., that the Issuer has been subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 for a
                      period of at least 90 days immediately preceding the date of the first proposed sale under the Plan and has filed all the reports required to be filed thereunder during the 12 months preceding such date (or for such shorter period the Issuer was required to file such reports)). I agree promptly to notify you if I know or have any reason to believe the Issuer is not so current during the term of the Plan.

2.       ___      I was an affiliate of the acquired company but I am not an affiliate of the acquiring company (the
                  Issuer); I have acquired and fully paid for the Securities at least one year ago; I make the representations and agreements enumerated in paragraph 1(d) above; I agree promptly to notify you if I become an affiliate of the Issuer during the term of the Plan.

3.       ___      I am not, and have not been for the three months prior to the date of the first proposed sale under the Plan, an affiliate of the Issuer and I acquired and fully paid for the Securities more than two years ago; I agree promptly to notify you if I become an affiliate of the Issuer during the term of the Plan.

4.       ___      Other


I acquired the Securities in a Rule 145 transaction which occurred on ________. An effective prospectus was distributed in connection therewith.

I am not aware of any facts or circumstances indicating that I am an "underwriter" of the Securities or that this sale is part of a "distribution" of the Securities as those terms are defined in or applied under the Securities Act of 1933.

I hereby authorize you, if you deem it necessary, to contact my attorney, (name and telephone number): _______________________________________________________
__________________________________________, the Issuer, its transfer agent, and their agents and representatives concerning this transaction. I hereby confirm that all of the information contained herein is true and correct and can be relied on by you and the above persons. I also agree to notify you promptly of any changes in the facts set forth in this letter.

                                                                                                 Very truly yours,
--------------------------------------------------------------------------------------------------------------------------------
Print Name of Seller

--------------------------------------------------------------------------------------------------------------------------------
Account Number                                    Date                                           Signature of Seller

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Name of Seller

